                                                                    Exhibit 10.4

                                ENDORSEMENT NO. 1

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO. 9034
                                     between
                         PHILADELPHIA INDEMNITY COMPANY
                         PHILADELPHIA INSURANCE COMPANY
               (herein collectively referred to as the "Company")
                                       and
                         GENERAL REINSURANCE CORPORATION
                     (herein referred to as the "Reinsurer")

IT IS MUTUALLY AGREED that, as respects claims and losses resulting from Occurrences taking place at and after 12:01 A.M., January 1, 2004, SECTION 9 of EXHIBIT A to this Agreement is amended to read:

"SECTION 9 - AUTOMATIC REINSTATEMENT

The Limit of Liability of the Reinsurer with respect to each Occurrence shall be reduced by an amount equal to the amount of liability paid by the Reinsurer, but that part of the liability of the Reinsurer that is so reduced shall be automatically reinstated from the date of the Occurrence for which payment is made; however, the Limits of Liability of the Reinsurer with respect to all Occurrences taking place during each Agreement Year shall not exceed the amount set forth in the section entitled LIABILITY OF THE REINSURER. In consideration of this automatic reinstatement:

      (a) For each amount so reinstated in the First Excess Cover, there shall be no additional reinsurance premium;

      (b) For first $5,000,000 so reinstated in the Second Excess Cover, there shall be no additional reinsurance premium;

      (c) For the next $5,000,000, so reinstated in the Second Excess Cover, the Company shall pay to the Reinsurer an additional reinsurance premium that shall be the product of 100% of the reinsurance premium set forth in sub-paragraph (b) of the section entitled REINSURANCE PREMIUM for the Agreement Year multiplied by the amount of the reinstated Limit of Liability of the Reinsurer divided by $5,000,000.

The reinsurance premium so developed for each amount reinstated shall be in addition to the reinsurance premium set forth in the section entitled REINSURANCE PREMIUM."

IT IS FURTHER AGREED that, as respects Terrorism Occurrences taking place at and after 12:01 A.M., January 1, 2004, EXHIBIT B to this Agreement is hereby renewed subject to all its terms, conditions and limitations, except as modified below, for a period of one year.

                        GENERAL REINSURANCE CORPORATION
                          A BERKSHIRE HATHAWAY COMPANY

      I - Accordingly, the first paragraph of SECTION 2 - TERM is amended to read:

"This Exhibit shall apply to new and renewal policies of the Company becoming effective at and after 12:01 A.M., January 1, 2004, and to policies of the Company in force at 12:01 A.M., January 1, 2004, with respect to claims and losses resulting from Terrorism Occurrences taking place at and after the aforesaid time and date, and prior to 12:01 A.M., January 1, 2005."

      II -  SECTION 6 is amended to read:

"SECTION 6 - REINSURANCE PREMIUM

The Company shall pay to the Reinsurer a flat reinsurance premium of $400,000 for the term of this Exhibit."

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate,

this 9th          day of March, 2004,

                         PHILADELPHIA INDEMNITY COMPANY
                         PHILADELPHIA INSURANCE COMPANY

                         Christopher J. Maguire, Executive Vice President & Chief Underwriting Officer

Attest: Judith Tamaccio, Accounting Reinsurance Manager

and this 2nd day of February, 2004.

                         GENERAL REINSURANCE CORPORATION

                         Joan LaFrance, Vice President

Attest: Linda R. Lisi, Assistant Vice President

                                      - 2 -

                                Endorsement No. 1
                               Agreement No. 9034
                         GENERAL REINSURANCE CORPORATION